Exhibit 10.1

                               SECOND AMENDMENT TO
                      MICROAGE, INC. RETIREMENT SAVINGS AND
                          EMPLOYEE STOCK OWNERSHIP PLAN

                  THIS AMENDMENT, made and entered into this 14th day of March, 1996, by MICROAGE, INC., a Delaware corporation (hereinafter referred to as the "Employer").

                                   WITNESSETH:

                  WHEREAS, the Employer has heretofore entered into an employees' retirement savings plan effective July 1, 1988, as amended to add a stock bonus plan which included an employee stock ownership plan effective May 1, 1989, as amended, and the most recent Amendment and Restatement thereof dated December 30, 1994, and a First Amendment thereto dated May 10, 1995 (the "Plan"); and

                  WHEREAS, the Employer has reserved the right to amend said Plan in whole or in part; and

                  NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants hereinafter contained, the Employer and Trustee hereby agree as follows:

                  1. Section 2.27(i) of the Plan is hereby amended by adding the following:

                  "This Plan uses the Total Payment Release Rule."

                  2. Section 2.47 of the Plan is hereby amended by adding the following thereto:

                  "If release is determined with reference to principal payments only, the following three additional rules apply:

                           (a) The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years.

                           (b) Interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables.

                           (c) Exempt Loan status will not be applicable from the time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the Exempt Loan, the renewal period, the extension period, and the duration of a new Exempt Loan exceeds 10 years."

                  3. Section 2.66 of the Plan is hereby amended to add the
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following:

                  "Notwithstanding anything in the Plan to the contrary, a Participant shall be credited with two full Years of Service for purposes of vesting provided that he completes at least 1,000 Hours of Service in the vesting computation period under the Plan before the Plan Year changed and also during the first vesting computation period established after the Plan Year changed which shall begin before the last day of the preceding vesting computation period, i.e., if a Participant completes at least 1,000 Hours of Service during the twelve month period beginning July 1, 1994 and ending June 30, 1995 and also during the new twelve month period beginning October 30, 1994 and ending October 29, 1995, he shall be credited with two Years of Service for vesting purposes."

                  4 . Section 4.02 of the Plan is hereby amended to add the following thereto:

                  "(iv) In the event of a distribution of Excess Contributions to a Participant to meet the ADP test, any Matching Contribution allocated to such Participant which was based on Elective Deferrals prior to their being distributed as an Excess Contribution will be forfeited"

                  5. Section 4.02(c)(ii)(A) of the Plan is hereby amended by adding the following thereto:

                           "(7) An Elective Deferral will be taken into account under the ADP test of Section 401(k)(3)(A) of the Code for a Plan Year only if it relates to Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2-1/2 months after the close of the Plan Year (but for the deferral election).

                           (8) An Elective Deferral will be taken into account under the ADP test for a Plan Year only if it is allocated to the Employee as of a date within that Plan Year. For this purpose, an Elective Deferral is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Elective Deferral is actually paid to the Trust no later than 12 months after the Plan Year to which
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                                    the Elective Deferral relates.

                           (9) The allocations under the ESOP portion of the Plan may not be combined with allocations  under the  non-ESOP  portion of
                                    the   Plan   in   order   to   satisfy   the
                                    requirements of Code Section 401(k)."

                  6. Section 4.04(b) of the Plan is hereby amended to add the following thereto:

                  "(ix) The allocations under the ESOP portion of the Plan may not be combined with allocations under the non-ESOP portion of the Plan in order to satisfy the requirements of Code Section 401(m)."

                  7. Section 4.04(b)(ii) is amended in its entirety as follows:

                           "(ii)    In the event  that this Plan  satisfies  the
                                    requirements   of  Sections   401(a)(4)  and
                                    410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single Plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy
                                    Section 401(m) of the Code only if they have the same Plan Year and if the aggregated Plans also satisfy Section 401(a)(4) and 410(b) of the Code as though they were a single plan."

                  3 8. Section 4.04(d) of the Plan is amended by adding the following thereto:

                  "(iv) The amount of Excess Aggregate Contributions to be distributed to a Highly Compensated Employee shall be determined using the same leveling method described in Section 4.02(d)(iii) of the Plan."

                  9. Section 4.09(d) of the Plan is amended to read as follows:

                  "(d) For purposes of this Section, the term 'Compensation' shall have the meaning defined in Section 5.07(a)(iii) of the Plan subject to the OBRA '93 annual compensation limit."

                  10. Section 4.09 of the Plan is amended to add the following:

                 "(g) Elective Deferrals made on behalf of Non-Key Employees may
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         not be treated as Employer  Contributions for purposes of providing the required Top Heavy Minimum Contribution. However, for the purpose of determining the percentage at which contributions and forfeitures are made for the Key Employee with the highest contribution rate, Elective Deferrals on behalf of Key Employees are taken into account."

                  11. Section 5.02(c) of the Plan is amended by adding the following thereto:

                  "If more than one class of Qualifying Employer Securities subject to the Exempt Loan provisions have been allocated to a Participant's Account, the Plan must forfeit the same proportion of each such class. Qualifying Employer Securities may be forfeited only after other assets."

                  12. The first sentence of the second paragraph of Section 6.04(c) of the Plan is hereby amended to read as follows:

                  "Notwithstanding the foregoing, the consent of the Participant shall not be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code."

                  13. Section 6.06(a) of the Plan is hereby amended to read as follows:

                  "If Securities acquired with the proceeds of an Exempt Loan available for distribution consist of more than one class, the Participant must receive substantially the same proportion of each such class."

                  14. The  following  shall be added as the first  paragraph  to
Section 6.11(b) of the Plan:

                  "Amounts   attributable  to  Elective  Deferrals  may  not  be
         distributed earlier than upon one of the following events:

                           (i)      The   Participant's    retirement,    death,
                                    disability or separation from service;

                           (ii)     The   termination   of  the   Plan   without
                                    establishment   or  maintenance  of  another
                                    defined contribution plan [other than an ESOP or Simplified Employee Pension Plan ("SEP")];

                           (iii) In the case of a profit-sharing or stock bonus plan, the Participant's attainment of age 59-1/2, or the Participant's financial hardship;

                           (iv)     The  sale  or  other   disposition   by  the
                                    Employer  to  an  unrelated  corporation  of
                                    substantially  all of the  assets  used in a
                                    trade or business, but only with
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                                    respect to Employees who continue employment
                                    with  the  acquiring   corporation  and  the
                                    acquiring corporation does not maintain the Plan after the disposition; and

                           (v) The sale or other disposition by the Employer of its interest in a subsidiary to an unrelated entity but only with respect to Employees who continue employment with the subsidiary and the acquiring entity does not maintain the Plan after the disposition.

                           Paragraphs (ii), (iv) and (v), above, apply only if the distribution is in the form of a lump sum. Paragraphs (iv) and (v), above, apply if the transferor corporation continues to maintain the Plan."

                  15. Section 9.07(b) of the Plan is hereby amended to read as follows:

                  "(b Debt-financed Stock. During the term of a transaction that provokes Debt-financed Stock status for any Trust assets, those assets may be collateral for or otherwise secure an Exempt Loan, but only if the transaction provides for releasing the Debt-financed Stock from encumbrance as Exempt Loan principal is paid, using the Total Payment Release Rule."

                  16. Section 13.06 of the Plan is amended to read as follows:

                  "13.06 Treatment of Unallocated Shares. In the case of shares of Common Stock of the Employer (which is not debt-financed Stock) that are held by the Trustee and which have not been allocated to the Accounts of Participants ('unallocated stock'), the Trustee shall sell, offer to sell, exchange or otherwise dispose of only that number of such unencumbered shares that bears the same ratio to the total of all such shares as the number of shares in the Accounts for which the Trustee has received valid instructions from Participants to sell, offer to sell, exchange or otherwise dispose of bears to the total number of shares in the Accounts. The proceeds of a disposition of such unallocated stock shall be held by the Trustee subject to the provisions of the Trust Agreement, the Plan and any applicable Loan Agreement."

                  17. Section 15.02 of the Plan is hereby amended by adding the following thereto:

                  "(f) For purposes of this Plan and the Related Employers that adopt the Plan, Contributions made to the Plan shall be made available to all Participants of the Plan."
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                  18. Except as otherwise indicated,  the Effective Date of this
Amendment shall be January 1, 1995.

                  19. Except as hereinabove amended, all of the terms and conditions of the Plan shall remain in full force and effect.

                  IN WITNESS WHEREOF, MICROAGE, INC., as Employer, has signed or caused these presents to be signed by its duly qualified officers respectively authorized to do so the date first above written.

                           MICROAGE, INC., a Delaware
                           corporation

ATTEST:                    By  \s\ Jeffrey D. McKeever
                           ------------------------------
                           Jeffrey D. McKeever
                           Chairman of the Board
\s\ Alan Hald                                                  "Employer"
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Alan Hald
Secretary